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Alternative Strategies Mutual Fund

Class A Shares
Class I Shares

Prospectus

October 14, 2008 , as supplemented October 24, 2008

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Alternative Strategies Mutual Fund
series of Trust for Professional Managers (the “Trust”)

TABLE OF CONTENTS

OVERVIEW: THE MANAGER OF MANAGERS APPROACH	3
INVESTMENT OBJECTIVE	3
PRINCIPAL INVESTMENT STRATEGIES	3
PRINCIPAL RISKS OF INVESTING IN THE FUND	5
PERFORMANCE	9
FEES AND EXPENSES	9
MORE ABOUT THE FUND	10
PORTFOLIO HOLDINGS INFORMATION	11
MANAGEMENT OF THE FUND	12
THE ADVISER	12
THE SUB-ADVISERS	12
PORTFOLIO MANAGERS	13
SHAREHOLDER INFORMATION	14
CHOOSING A SHARE CLASS	14
MORE ABOUT CLASS A SHARES	15
REDUCING YOUR SALES CHARGE	15
SHARE PRICE	17
HOW TO PURCHASE SHARES	18
HOW TO REDEEM SHARES	20
REDEMPTION FEE	23
TOOLS TO COMBAT FREQUENT TRANSACTIONS	23
OTHER FUND POLICIES	24
12B-1 FEES	25
DISTRIBUTIONS AND TAXES	25
DISTRIBUTIONS	25
TAX CONSEQUENCES	25
FINANCIAL HIGHLIGHTS	26

Ascentia Capital Partners, LLC (the “Adviser”), is the investment adviser for the Alternative Strategies Mutual Fund (the “Fund”) and is located at 5470 Kietzke Lane, Suite 230, Reno, NV 89511. The Fund offers two classes of shares:  Class A and Class I.

Overview: The Manager of Managers Approach

The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio management for the Fund.  The Adviser believes that an investment’s reward and risk characteristics can be enhanced by employing multiple sub-advisory firms to manage the assets of the Fund.  Through a blending of sub-advisory firms, or managers, with complementary styles and approaches, the Adviser intends to manage the Fund in a “manager of managers” approach by selecting and overseeing multiple sub-advisers who manage using a distinct investment style for a segment of the Fund’s assets (see “Management of the Fund – The Sub-Advisers,” below).  The sub-advisers selected by the Adviser adhere to strict investment disciplines, with the objective of achieving reduced risk through increased diversification, as well as greater consistency of results.  Important elements of the Adviser’s oversight are the periodic rebalancing employed to ensure an appropriate mix of elements in the Fund, and ongoing evaluation of the sub-advisers to ensure they do not deviate from the stated investment objective or strategies.

Investment Objective

The Fund’s investment objective is long term capital appreciation with low correlation to broad market indices.

Principal Investment Strategies

The Fund is an open-end investment company that combines the attributes of alternative investment strategies with the shareholder features of a mutual fund.  All of the Fund’s investments are managed with the same disciplined, multi-strategy process.  The Fund will be managed using the following investment strategies:

•	Convertible Arbitrage Strategy
•	International Strategy
•	Long/Short Equity Strategy
•	Global/Macro Strategy
•	Commodity Index Arbitrage Strategy

To achieve its investment objective the Fund primarily invests in a variety of equity securities and exchange-traded funds (“ETFs”).  The Fund may take both long and short positions in equity securities, including common and preferred stock of U.S. companies, convertible securities, equity swaps and foreign securities.  The Fund may have up to 50% of its assets invested in foreign securities, including, but not limited to, American depositary receipts (“ADRs”) and securities in emerging markets.  The Fund is generally not constrained among the other types of equity securities in which it may invest.  The Fund may invest in companies of any size (from small-cap to mid-cap to large-cap) and in any style (from growth to value).  The Fund may invest up to 25% of the Fund’s net assets in derivative securities of any kind.  The Fund’s investments in derivative securities are expected to consist primarily of equity swap transactions.  The Fund may use these investments to produce “leveraged” investment results, which generates returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.

At any time the Fund may allocate up to 100% of its assets among shares of different ETFs.  Each ETF share represents an undivided ownership interest in the portfolio of stocks held by an ETF, which are investment companies that acquire and hold either shares of all of the companies that are represented by a particular index in the same proportion that is represented in the index itself or shares of a sampling of the companies that are represented by a particular index in a proportion meant to track the performance of the entire index.  The Fund relies on Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended (the “1940 Act”) that permits the Fund to invest in unaffiliated funds subject to certain guidelines including that the Fund (together with its affiliated funds) may acquire no more than 3% of the outstanding voting securities of the unaffiliated fund.  Generally, Section 12(d)(1) of the 1940 Act (and the rules thereunder) restricts investments by registered investment companies in securities of other registered investment companies.  The acquisition of shares of an ETF by the Fund is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by any exemptive orders obtained by certain ETFs that permits registered investment companies such as the Fund to invest in those ETFs beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the Fund enter into an agreement with such ETFs regarding the terms of the investment.

Investment Strategies

•
Convertible Arbitrage Strategy.  The objective of the convertible arbitrage strategy is to preserve capital while maximizing current income.  The convertible arbitrage strategy involves purchasing interest-bearing convertible debentures and high yielding convertible preferred stocks.  These long convertible positions are then hedged against stock market risk by selling short a percentage of the underlying common stock and/or by writing an appropriate number of equity call options.  Current income is derived from the coupon interest and preferred dividends received from the long convertible securities.  Income is also generated from the rebate interest received from the proceeds of the short sale of common stock and/or any option premium.  The investment and hedging process is systematic in nature.  Investment decisions are based upon the price relationships between convertibles and their underlying stocks in the context of the current market environment.  Since all convertibles are exchangeable into a fixed number of shares of common stock, the Adviser may be able to statistically quantify correlation of price movements between the convertible and its underlying equity.  Hedges can therefore be constructed to produce a market neutral performance outcome.  Convertible hedge positions are purchased if they demonstrate a favorable risk/reward profile when analyzed against different market scenarios.

•
International Strategy.  The international strategy is based on the premise that superior total returns can be achieved through a disciplined process of purchasing securities of undervalued international companies, including ADRs, that provide investors with exposure to leading businesses outside of the U.S. and that are currently very attractively priced relative to their economic fundamentals.  ADRs are certificates typically issued by a bank or trust company that represent one or more shares of a foreign stock, or a fraction of a share, and give their holders the right to obtain the securities issued by a foreign company that they represent.  Investments are selected with an intensive fundamental analysis that utilizes a cash flow-based investment framework, and are diversified among Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE”) economic and industry sectors.  An overlay strategy has been designed by the Adviser that works with the international strategy by monitoring and periodically eliminating the primary market exposure of the international strategy.  When the primary market exposure is unfavorable, as determined systematically by the overlay strategy, the Adviser will purchase protective put options equal in aggregate market exposure to the international strategy.  This hedge overlay strategy is designed to be run as a complement to the underlying international strategy, and be used only during adverse market periods to preserve capital by generally eliminating (hedge) market risk (beta) of the international strategy.

•
Long/Short Equity Strategy.  The goal of the long/short strategy is generally to invest in undervalued stocks and to sell short overvalued stocks, in an attempt to achieve absolute positive returns with less risk than the overall market.  The long/short strategy combines core long holdings of equities with short sales of stock or stock index options.  Additionally, the long/short strategy utilizes equity swaps to hedge against potential adverse movements in security prices, to seek enhanced returns or to implement the strategy.  Long/short portfolios may be anywhere from net long to net short depending on market conditions.  The long/short strategy generally increases net long exposure in bull markets and decreases net long exposure, or even may be net short in a bear market.  Generally, the short exposure is intended to generate an ongoing positive return in addition to acting as a hedge against a general stock market decline.  Stock index put options are also often used as a hedge against market risk.  Profits are made when long positions appreciate and stocks sold short depreciate.  Conversely, losses are incurred when long positions depreciate and/or the value of stocks sold short appreciates.  Equity hedge managers’ source of return is similar to that of traditional stock pickers on the upside, but they use short selling and hedging to attempt to outperform the market on the downside.  The long/short strategy may use equity swaps, or other derivatives, in addition to or in lieu of investing in long or short positions in individual securities or securities indices.  An equity swap is a total return swap in which one “leg” of the swap is the total return of an individual stock, a basket of stocks or a stock index and may be structured to replicate both long and short positions in the underlying equities.  Accordingly, an equity swap does not represent ownership of the underlying equities, and brokerage commissions associated with buying stocks long and the borrowing costs associated with selling stocks short are avoided.  Equity swaps will be used to take advantage of their structure to replace individual equity holdings (both long and short), to achieve leveraged returns and to attempt to obtain favorable tax treatment whenever possible.  Leverage is achieved because neither counterparty to the swap agreement is required to post the notional amount of the swap in cash or collateral.  However, the Adviser and the sub-advisers will mitigate the risk of leverage by segregating liquid assets to cover the Fund’s daily mark-to-market net obligation under equity swaps that provide for cash settlement.  By setting aside assets equal only to the net obligations due under cash-settled equity swaps, leverage may be employed to a greater extent than if it were necessary to segregate assets equal to the full notional value of equity swaps.  Since an equity swap is typically a negotiated agreement between two private counterparties, an equity swap may not be readily marketable and, therefore, illiquid (see “Principal Risks of Investing in the Fund - Swap Agreements Risk,” below).

•
Global/Macro Strategy. Portfolio management using the global/macro strategy begins by allocating capital to multiple independent proprietary technical and fundamental valuation models applied both long and short to equity, fixed income, currency and commodity markets globally.  The objective of the global/macro strategy is to remain current with market trends and to maintain proper weights between discretionary decisions and data-driven decisions to achieve superior risk-adjusted returns.  Risk management is the focus of the global/macro strategy, and is executed through diversification, timeframe diversification, long/short investing, disciplined implementation, and both qualitative and quantitative analysis.

•
Commodity Index Arbitrage Strategy.   The commodity index arbitrage strategy consists of investments in the seventeen commodities that comprise the Continuous Commodity Index (“CCI”), an exchange traded product listed on the New York Board of Trade (“NYBOT”).  The CCI is comprised of Metals (Gold, Silver, Platinum, Copper), Energies (Crude Oil, Heating Oil, Natural Gas), Meats (Live Cattle, Lean Hogs), Grains (Corn, Wheat, Soybeans), and Softs (Sugar, Coffee, Cocoa, Cotton, Frozen Orange Juice).  The CCI is an equally weighted geometric commodity index, meaning that the value of each of the seventeen underlying commodities is equal.  The strategy will seek to replicate the CCI by investing in futures contracts for the underlying commodities that comprise the CCI, representing all seventeen of the underlying commodities of the CCI.  The purchase of futures contracts in each of the underlying commodities will result in the Fund having a long position in each of the seventeen commodities comprising the CCI.  Since the underlying commodities in the CCI fluctuate, the sub-adviser will rebalance the portion of the Fund’s portfolio managed using the strategy to continue the replication of the CCI.  As the CCI fluctuates, the sub-adviser will utilize its proprietary trading system to rebalance the Fund’s commodity positions so that holdings will always have the same proportion of the underlying commodities as the CCI.

Principal Risks of Investing in the Fund

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.  The principal risks of investing in the Fund are:

Management Risk.  The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund, including the “manager of managers” approach described in the “Overview” section of this Prospectus.  Your investment in the Fund varies with the effectiveness of the Adviser’s and sub-advisers’ research, analysis and asset allocation among portfolio securities.  If the investment strategies do not produce the expected results, your investment could be diminished or even lost.

General Market Risk.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

New Fund Risk.  There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Trust’s Board of Trustees (the “Board of Trustees”) or the Adviser may determine to liquidate the Fund.  A liquidation can be initiated by the Board of Trustees without a shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Strategy Risk.  The Fund’s investment strategies may fail to produce the intended results.  There is no guarantee that the Fund’s investment strategies will succeed in limiting the Fund’s exposure to stock market movements, capitalization, sector swings or other risk factors.  Certain of the Fund’s investment strategies involve complex securities and transactions that involve risks different from those involved with direct investments in equity securities.

Equity Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including expectations regarding: government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.  If you held common stock of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

Leverage Risk. The Fund may engage in transactions that give rise to leverage, including, without limitation, transactions involving derivatives, in which adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.  The Adviser and the sub-advisers will mitigate leverage risk by segregating liquid assets or otherwise covering transactions that may give rise to leverage risk.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage, including borrowing, may cause the Fund to be more volatile than if it had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Convertible Securities Risk.  The Fund may invest in convertible securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Large-Cap Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk.  Generally, mid-cap companies may have more potential for growth than large-cap companies.  Investing in mid-cap companies, however, may involve greater risk than investing in large-cap companies.  Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies, and, therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Fund wants to sell a large quantity of a mid-cap company’s stock, it may have to sell at a lower price than the Adviser or sub-adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Small- and Micro-Cap Company Risk.  Generally, small- and micro-cap, and less seasoned companies, have more potential for rapid growth.  They also often involve greater risk than large- or mid-cap companies, and these risks are passed on to the Fund.  These smaller-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Small- and micro-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Fund wants to sell a large quantity of a smaller-cap company’s stock, it may have to sell at a lower price than the Adviser or sub-adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time.  An investment in the Fund that is subject to these risks may be more suitable for long-term investors who are willing to bear the risk of these fluctuations.

Short Sales Risk.  Short sale strategies are riskier than “long” investment strategies.  The Fund may invest up to 100% of its net assets in short positions.  Short selling may result in the Fund’s investment performance suffering if it is required to close out a short position earlier than it had intended.  This would occur if the lender required the Fund to deliver the securities it borrowed at the commencement of the short sale, and the Fund was unable to borrow the securities from other securities lenders.  Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale.  In addition, the Fund will incur certain transaction fees associated with short selling.  Short sale strategies are often characterized as a form of leveraging or speculative investments.  Although the Adviser uses speculative investment strategies, there is no assurance that these strategies will protect against losses or perform better than non-speculative strategies.  The Adviser will use both speculative and non-speculative short-sale strategies.  The use of short sales is an effort by the Fund to protect against losses due to general movements in market prices.  However, no assurance can be given that such strategies will be successful or that consistent positive returns will be achieved.  The Board of Trustees continuously monitors the Fund’s short positions to ensure the Fund’s compliance with regulatory requirements in the best interest of shareholders.

Other Investment Companies Risk.  The Fund may invest up to 100% of its net assets in shares of other investment companies, including ETFs, as a means to pursue its investment objective.  Section 12(d)(1) of the 1940 Act (and rules thereunder) generally prohibits the Fund from acquiring shares of an investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of such investment company’s total outstanding shares.  The acquisition of shares of an ETF by the Fund is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by any exemptive orders obtained by certain ETFs that permits registered investment companies such as the Fund to invest in those ETFs beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the Fund enter into an agreement with such ETFs regarding the terms of the investment.  As a result of this policy, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.  You will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.  Additionally, ETFs have management fees, which increase their cost.

Foreign Securities and Currency Risk.  To the extent that the Fund invests in securities of foreign companies, including ADRs, your investment is subject to foreign securities risk.  These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.  Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.  In addition to developed markets, the Fund’s investments in foreign securities may include investments in securities of companies in emerging markets, which are markets of countries in the initial stages of industrialization and that generally have low per capita income.  In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

Swap Agreements Risk.  The Fund may enter into equity swap agreements as a principal investment strategy, and interest rate, index and currency rate swap agreements as a non-principal investment strategy.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year, and will not have liquidity beyond the counterparty to the agreement.  In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.  A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party.  Under the supervision of the Board of Trustees, the Adviser will determine whether a swap agreement is illiquid.  The Fund is restricted to investing no more than 15% of its total assets in securities that are illiquid; that is, not readily marketable.

Arbitrage Trading Risk.  The principal risk associated with the Fund’s arbitrage investment strategies is that the underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses.

Derivative Securities Risk.  The Fund may invest in derivative securities, including futures contracts on stock indexes, a wide variety of swap agreements, options on futures contracts and other financial instruments such as options on securities and stock index options.  These are financial instruments that derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate.  Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund.  The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

High Portfolio Turnover Rate Risk. The Fund’s investment strategies may result in a turnover rate as high as 300%.  This could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (as high as 35%) and could increase brokerage commission costs.  To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund.  Rapid portfolio turnover also exposes shareholders to a higher current realization of capital gains and this could cause you to pay higher taxes.

Tax Risk.  The Fund's short sales and transactions in options, futures contracts, hedging transactions, forward contracts and swap contracts will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.  These rules could, therefore, affect the amount, timing and character of distributions to the Fund's shareholders.  The Fund's use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Performance
The Fund commenced operations on March 3, 2008, and has been in operation for less than a calendar year.  As a result, there is no performance information available at this time.

Fees and Expenses
As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund.  The fees and expenses for the Fund are described in the following tables and are further explained in the expense example that follows.

	Class A	Class I
Shareholder Fees (1) (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load)	None(2)	None
Redemption Fee(3)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.95%	1.95%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses (4)	0.70%	0.70%
Acquired Fund Fees and Expenses (5)	0.19%	0.19%
Total Annual Fund Operating Expenses	3.09%	2.84%
Less: Expense waiver/reimbursement	(0.15)%	(0.15)%
Net Expenses(6)	2.94%	2.69%

(1)
You will be assessed a fee for each outgoing wire transfer, returned check and stop payment order at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”).

(2)
Class A shares that are purchased at net asset value in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge (“CDSC”) if they are redeemed within twelve months from the date of purchase.  See “More About Class A Shares” for further information.

(3)
The Redemption Fee applies only to those shares that have been held for 30 days or less.  The Fund is intended for long-term investors.  The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.

(4)	Because the Fund is new, these expenses, which include custodian, transfer agency and other customary Fund expenses, are based on estimated amounts for the Fund’s current fiscal year.
(5)
Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.  Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.

(6)
Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses for the Fund do not exceed 2.75% and 2.50% for Class A and Class I shares, respectively, of the Fund’s average net assets, for at least the three-year period shown in the example below and for an indefinite period thereafter, subject to annual re-approval of the agreement by the Board of Trustees.  This agreement can be terminated at any time only by the Board of Trustees.  The expense limitation does not apply to “Acquired Fund Fees and Expenses”.  The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid.  The Adviser is permitted to seek reimbursement from the Fund for the prior three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund’s operating expenses remain the same.  Please note that the figures below are based on the Fund’s net expenses after giving effect to the expense limitation in the agreement described above.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Class A*	$855	$1,432
Class I	$272	$835

*The example reflects sales charges (loads).  If these sales charges (loads) were not included, your costs would be lower.

More About the Fund

Sub-Advisers.  To achieve the Fund’s investment objective, the Adviser will utilize sub-advisers with expertise in various types of investment strategies using a “manager of managers” approach.  As discussed in the “Overview” section of this Prospectus, the sub-advisers may use a variety of investment techniques to achieve the Fund’s investment objective.  These techniques may change over time as new instruments and techniques are introduced or as a result of regulatory or market developments.  The Adviser selects the sub-advisers for the Fund, subject to approval by the Board of Trustees, and allocates the assets of the Fund among the sub-advisers.  The Adviser reviews a wide range of factors in evaluating each sub-adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other sub-advisers and assets under management.

Portfolio Turnover Rate.  The Fund’s annual portfolio turnover rate indicates changes in its portfolio investments.  The Adviser or the sub-advisers will sell a security when they believe doing so is appropriate and consistent with the Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate.  Buying and selling securities generally involves some expense to the Fund, such as brokerage commissions and other transaction costs.  A high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (as high as 35%).  The Fund cannot accurately predict its future annual portfolio turnover rate, but the Adviser expects it to be approximately 300%.  Portfolio turnover may vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action.  In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.

Temporary or Cash Investments.   Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies as noted above.  The Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.  This may result in the Fund not achieving its investment objectives during that period.

For longer periods of time, the Fund may hold a substantial cash position.  If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested.  To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Changes in Investment Objective and Strategies.  The Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon 30 days’ written notice to shareholders.

Fund Expenses. The Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reduce its fees and/or pay expenses of the Fund to ensure that the total amount of Fund operating expenses does not exceed 2.75% for Class A shares and 2.50% for Class I shares, respectively, of the Fund’s average net assets, for at least the three-year period shown in the Example, and for an indefinite term thereafter, subject to annual re-approval of the agreement by the Board of Trustees.  Any reduction in advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.  In addition, any such reimbursement from the Fund to the Adviser will be subject to the applicable limitation on the Fund’s expenses.  This agreement may be terminated at any time at the discretion of the Board of Trustees.

More detailed information about the Fund, its policies and risks can be found in the Fund’s Statement of Additional Information (“SAI”).

Description of Classes.  The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares.  The Fund has registered two classes of shares – Class I shares and Class A shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

•
Class I shares are no-load shares that do not require that you pay a sales charge.  If you purchase Class I shares of the Fund you will pay the net asset value next determined after your order is received.

•
Class A shares are charged a front-end sales load.  The Class A shares are also charged a 0.25% Rule 12b-1 distribution and servicing fee.  Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1.00% applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge.

Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports will be available by contacting the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 or calling 866-506-7390.

Management of the Fund

The Adviser
The Fund has entered into an Investment Advisory Agreement (“Advisory Agreement”) with Ascentia Capital Partners, LLC, located at 5470 Kietzke Lane, Suite 230, Reno, NV 89511, under which the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees.  The Adviser specializes in portfolio management with a specific emphasis on alternative investments that are designed to capture positive performance regardless of the stock market’s general direction.  The Adviser offers both high net worth individual and institutional clients portfolio management services in a variety of alternative investment offerings, and is a registered investment adviser.  As of the date of this Prospectus, the Adviser manages approximately $20 million in assets.  Under the Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 1.95% of the Fund’s average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing the Fund in accordance with its investment objective and policies using the “manager of managers” approach discussed in the “Overview” section of this Prospectus, and making recommendations with respect to the hiring, termination or replacement of sub-advisers.  The Adviser also maintains related records for the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is included in the SAI and will be available in the Fund’s next annual or semi-annual report.

The Sub-Advisers
The Adviser, on behalf of the Fund, has entered into a sub-advisory agreement with each sub-adviser, and the Adviser compensates the sub-advisers out of the investment advisory fees it receives from the Fund.  Each sub-adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Fund’s portfolio manager (see “Portfolio Manager” below).  The Adviser oversees the sub-advisers for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors each sub-adviser’s adherence to its investment style.  The Board of Trustees supervises the Adviser and the sub-advisers, establishes policies that they must follow in their management activities, and oversees the hiring and termination of sub-advisers recommended by the Adviser.  The Fund has filed an exemptive request with the SEC that, if granted, will permit the Adviser, subject to certain conditions, to terminate existing sub-advisers or hire new sub-advisers for the Fund, to materially amend the terms of particular agreements with sub-advisers or to continue the employment of existing sub-advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement.  This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder.  Consequently, if the SEC grants the exemptive order, the Adviser will have the right to hire, terminate and replace sub-advisers when the Board of Trustees and the Adviser feel that a change would benefit the Fund.  Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change.  The manager of managers structure, as implemented following the reciept of an exemptive order, enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.  The structure does not permit investment advisory fees paid by the Fund to be increased or change the Adviser’s obligations under the Advisory Agreement, including the Adviser’s responsibiltiy to monitor and ovesee sub-advisory services furnished to the Fund, without shareholder approval.  Furthermore, any sub-advisory agreements with affiliates of the Fund or the Adviser will require shareholder approval.

Adagio Capital Management, LLC
The Adviser has entered into a sub-advisory agreement with Adagio Capital Management, LLC (“Adagio Captial Management”) to manage a portion of the Fund’s assets using the international strategy.  Adagio Capital Management is located at 730 Sandhill Road, Suite 310, Reno, NV, 89521, and is a registered investment adviser.  Adagio Capital Management provides investment management and consulting services to clients of its parent company, Adagio Trust Company.  Adagio Trust Company is a multi-family office trust company with offices in Reno and Las Vegas, Nevada that advises select wealthy families with respect to approximately $400 million in assets.  As of the date of this Prospectus, Adagio Captial Management managed over $360 million in assets.

Research Affiliates, LLC
The Adviser has entered into a sub-advisory agreement with Research Affiliates, LLC (“Research Affiliates”) to manage a portion of the Fund’s assets using the long/short equity strategy.   Research Affilates is located at 155 North Lake Avenue, Pasdena, CA 91101, and is a registered investment adviser.  Dedicated to solving complex investment issues, Research Affiliates creates innovative strategies that respond to the current needs of the market.  Research Affiliates offers proprietary solutions in the areas of active asset allocation, optimal portfolio construction, equity indexation and enhanced equity indexation.  As of the date of this Prospectus, assets managed using Research Affiliates investment strategies exceed $30 billion.

REX Capital Advisors, LLC
The Adviser has entered into a sub-advisory agreement with REX Capital Advisors, LLC (“REX Capital Advisors”) to manage a portion of the Fund’s assets using the commodity index arbitrage strategy.  REX Capital Advisors is located at 2 World Financial Center, Suite L206/L207 , New York, New York 10281 , and is a registered investment adviser and a registered commodity trading adviser.  REX Capital Advisors provides institutional investors, such as endowments, pension funds, commodity pools and funds of funds, and high net worth individuals with a managed exposure to commodities markets.  REX Capital Advisors and its affiliates includes REX Capital, LLC, a National Futures Association registered commodity pool operator, and REX Trading, LLC, a New York Board of Trade Continuous Commodity Index market maker and arbitrageur.  As of the date of this Prospectus, affiliates of REX Capital Advisors managed over $30 million in assets.

Sage Capital Management, LLC
The Adviser has entered into a sub-advisory agreement with Sage Capital Management, LLC (“Sage Capital”) to manage a portion of the Fund’s assets using the convertible arbitrage strategy.  Sage Capital is located at 665 South Orange Avenue, Suite 3, Sarasota, FL 34236, and is a registered investment adviser.  Sage Capital manages a variety of domestic limited partnership funds that are open to both individual and institutional investors and a number of separately managed accounts. Sage Capital was founded in 1988 for the purpose of investing client capital in convertible securities, both on a strategic directional and arbitrage basis.  As of the date of this Prospectus, Sage Capital managed over $157 million in assets.

Portfolio Managers

Adviser
Peter W. Lowden is the Chief Investment Officer of the Adviser and is primarily responsible for the day-to-day management of the segment of the Fund’s portfolio managed by the Adviser.  Mr. Lowden joined the Adviser in February 2007.  He has over 17 years of experience in investment management as well as extensive experience in the quantitative, fundamental and technical aspects of the securities markets with a specific emphasis on alternative portfolio management.  From 2000 to 2007, Mr. Lowden was a Principal and Vice President of Investments for Schultz Financial.  He was also the Chairman of the Investment Committee and responsible for the development and communication of the firm’s investment strategy, as well as all client asset allocations and investment recommendations.  Mr. Lowden has a Bachelor’s Degree from the University of Colorado and is a member of the CFA Institute.

Sub-Advisers

Adagio Capital Management, LLC
David L. Holmes is the Portfolio Manager primarily responsible for the day-to-day management of the segment of the Fund’s assets managed by Adagio Captial Management.  Mr. Holmes is President and Chief Investment Officer of Adagio Capital Management and Adagio Trust Company, and has been with the firm since its organization in 2000.  Prior to joining Adagio Capital Management, Mr. Holmes was a portfolio manager for the Whittier Trust Company, an independent investment management company, from 1995 to 2000.

Research Affiliates, LLC
Robert D. Arnott and Jason Hsu, PhD are the co-Portfolio Managers primarily responsible for the day-to-day management of the segment of the Fund’s assets managed by Research Affiliates.  Mr. Arnott is Chairman of Research Affiliates and has been with the firm since 2002.  Dr. Hsu is a Principal and Director of Research and Investment Management and has been with the firm since inception.

REX Capital Advisors, LLC
Jonathan Kleisner and David Schelhorn are the co-Portfolio Managers for the segment of the Fund’s assets managed by REX Capital Advisors.  Mr. Kleisner is Principal and Managing Director of Investment Strategies of REX Capital Advisors and co-founded REX Trading, LLC, a commodity index arbitrage company, with Mr. Schelhorn and Fred J. Kleisner, in 1998.  Mr. Kleisner is an active member of the New York Board of Trade (“NYBOT”), and serves on many of its committees.  Mr. Kleisner has been a member of the CRB Advisory Committee since its inception.  In 2001, he sat on the advisory panel for the S&P Commodity Index when it traded on the NYBOT.  He also worked closely with Reuters and NYBOT to create the Continuous Commodity Index (“CCI”).

Mr. Schelhorn is a Principal and Managing Director of Investment Strategies of REX Capital Advisors, and co-founded Rex Trading, LLC in 1998.  Mr. Schelhorn is an active member of NYBOT serving on the Index Products and Settlement Committees.  Formerly Mr. Schelhorn served on the New York Futures Exchange Board of Directors, Index Products, Executive Floor, and Settlement Committees.  Mr. Schelhorn has extensive experience building and modifying Commodity Indexes. He was the Chairman of the CRB Advisory Committee. Mr. Schelhorn sat on the advisory panel for the S&P Commodity Index and was involved with the Reuter/Jeffries CRB conversion. He also advised Reuters and NYBOT on the creation of the CCI.  Mr. Kleisner and Mr. Schelhorn are also active in Futures and Options for Kids, NYBOT’s charitable foundation which raises funds to meet the needs of children in the areas of health, education and welfare.

Sage Capital Management, LLC
Peter deLisser, Karen Heston and Michael C. Ippolito, CFA are the co-Portfolio Managers primarily responsible for the day-to-day management of the segment of the Fund’s assets managed by Sage Capital.  Mr. deLisser founded Sage Capital in 1988 and is the President and Senior Partner of the firm.  Ms. Heston is the Chief Investment Officer for Sage Capital and has been with the firm since 1993.  Mr. Ippolito serves as a Portfolio Manager and Senior Research Analyst for Sage Capital, and joined the firm in July of 1999.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund.

Shareholder Information

Choosing a Share Class
The Fund offers Class A shares and Class I shares in this Prospectus.  Each of the Class A shares and Class I shares has its own sales charge (“load”) and expense structure. If you exceed $1,000,000 in Class A shares, subsequent investments in Class A shares will not incur a sales charge, provided that your aggregate investment in Class A shares exceeds $1,000,000.  Class I shares may be purchased without the imposition of any sales charges.  Class I shares are offered primarily to institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals.  Class I shares may also be offered through certain financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customer’s investments in the Fund.  Pension and profit sharing plans, employee trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for the Fund and do not require the Fund or the Adviser to pay a fee greater than 0.25% generally may purchase Class I shares, subject to investment minimums.  You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

More About Class A Shares
Class A shares of the Fund are retail shares that require that you pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge.  Class A shares are also subject to Rule 12b-1 fees (or distribution and service fees) described earlier of 0.25% of average daily net assets, which are assessed against the shares of the Fund.

If you purchase Class A shares of the Fund you will pay the public offering price (“POP”) which is the net asset value next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment.  Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases.  The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares.  Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.  The sales charge does not apply to shares purchased with reinvested dividends.  The sales charge is calculated as follows:

Amount of Transaction	Sales Charge as % of Public Offering Price(1)	Sales Charge as % of Net Amount Invested	Dealer Reallowance as a Percentage of Public Offering Price
Less than $100,000	5.75%	6.10%	5.75%
$100,000 but less than $250,000	4.50%	4.71%	4.50%
$250,000 but less than $500,000	3.50%	3.63%	3.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.50%
$1,000,000 or more(2)	0.00%	0.00%	0.00%

(1)
Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2)
Class A shares that are purchased at net asset value in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge (“CDSC”) if they are redeemed within twelve months from the date of purchase.  See “More About Class A Shares” for further information.

Reducing Your Sales Charge
You may be able to reduce the sales charge on Class A shares of the Fund based on the combined market value of your accounts.  If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a specific breakpoint level as indicated by the above table.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of Class A shares of the Fund within 120 days of the date of the redemption.

•
By signing a Letter of Intent (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months.  Reinvested dividends and capital gains do not count as purchases made during this period.  We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy.  If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you would have paid based on the total amount actually invested in Class A shares on the expiration date.  Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•
Rights of Accumulation (ROA) allow you to combine Class A shares of the Fund you already own in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.  The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A shares of the Fund already owned and adding the dollar amount of your current purchase.

Eligible Accounts
Certain accounts may be aggregated for ROA eligibility, including your current investment in the Fund, and previous investments you and members of your primary household group have made in the Fund, provided your investment was subject to a sales charge.  Your primary household group consists of you, your spouse and children under age 21 living at home.  Specifically, the following accounts are eligible to be included in determining the sales charge on your purchase, if a sales charge has been paid on those purchases:

•	individual or joint accounts held in your name;

•	Coverdell Savings Accounts and UGMA/UTMA accounts for which you or your spouse is parent or guardian of the minor child;

•	trust accounts of which you or a member of your primary household group, individually, is the beneficiary; and

•	accounts held in the name of you or your spouse’s sole proprietorship or single owner limited liability company or S corporation.

Investments in Class A shares where the sales charge was waived are not eligible to be included in determining the sales charge.

Waiving Your Sales Charge
We reserve the right to waive the sales charges for certain groups or classes of shareholders.  If you fall into any of the following categories, you can buy Class A shares at NAV without a sales charge:

•	Current and retired employees, directors/trustees and officers of:
o	Trust for Professional Managers;
o	Ascentia Capital Partners, LLC and its affiliates; and
o	family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

•	Current employees of:
o	broker-dealers who act as selling agents; and
o	family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

•	Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with the Fund’s distributor that allows for load-waived Class A purchases.

•	New account purchases made to the Fund directly without a broker-dealer.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.”  If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account.  Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information.

Further information regarding the Fund’s sales charges, breakpoints and waivers is available free of charge on the Fund’s website:  www.ascentiafunds.com.  Click on “Breakpoints and Sales Loads.”

Share Price
The price of the Fund’s shares is based on the Fund’s net asset value (“NAV”).  The NAV is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding.  In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available.  The NAV is calculated at the close of regular trading of the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m., Eastern time.  The NAV will not be calculated on days that the NYSE is closed for trading.

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.  Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.  When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the price of the security quoted or published by others or the value when trading resumes or realized upon its sale.  Therefore, if a shareholder purchases or redeems shares in the Fund when it holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.  The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

Investors may be charged a fee if they effect transactions through a broker or agent.  The Fund has authorized one or more brokers or financial intermediaries (“Authorized Intermediary”) to receive on their behalf purchase and redemption orders.  Such Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.  In such cases, the Fund will be deemed to have received a purchase or redemption order when an Authorized Intermediary or, if applicable, a broker’s authorized designee, receives the order.  Customer orders will be priced at the Fund’s NAV next computed after the order is received by an Authorized Intermediary or its authorized designee.

How to Purchase Shares
Shares of the Fund are purchased at the next NAV calculated after your purchase order is received by the Fund, or by an Authorized Intermediary, as discussed below.  The minimum initial investment in the Fund is $500 for IRAs and $2,500 for all other accounts, with a minimum investment of $500 for subsequent investments in all accounts.  The Fund may, but is not required to, accept investments in amounts below the minimum investment of $2,500 from investors who are related to, or affiliated with, shareholders who have already invested $2,500 in the Fund.  Shareholders will be given at least 30 days’ notice of any increase in the minimum dollar amount of initial or subsequent investments. If you place an order for the Fund’s shares through a financial institution in accordance with such financial institution’s procedures, and such financial institution then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the applicable NAV next calculated after the Transfer Agent receives your order.  The financial institution must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures.  If payment is not received within the time specified, the Transfer Agent may rescind the transaction, and the financial institution will be held liable for any resulting fees or losses.

In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with the Fund, orders will be processed at the applicable price next calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations.  Financial institutions, including Authorized Intermediaries, may set cut-off times for the receipt of orders that are earlier than the Fund’s.  For more information about your financial institution’s rules and procedures and whether your financial institution is an Authorized Intermediary, you should contact your financial institution directly.

All account applications (“Account Application”) to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted.  If your application is accepted, you will receive the next NAV calculated after your application has been accepted.  The Fund reserves the right to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so.  For example, a purchase order may be refused if it appears so large it would disrupt the management of the Fund.  Purchases may also be rejected from persons believed to be “market timers,” as described under “Tools to Combat Frequent Transactions.” A service fee, currently $25, will be deducted from a shareholder’s account for any purchases that do not clear.  The Fund and the Transfer Agent will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.  Your order will not be accepted until the completed Account Application is received by the Fund or the Transfer Agent.

Purchase Requests Must be Received in Good Order
Your share price will be the next NAV per share calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order.  “Good order” means that your purchase request includes:

•	the name of the Fund;
•	the dollar amount of shares to be purchased;
•	your account application or investment stub; and
•	a check payable to “Alternative Strategies Mutual Fund.”

All purchase requests received in good order before 4:00 p.m., Eastern time, will be processed on that same day.  Purchase requests received after 4:00 p.m., Eastern time, will receive the next business day’s NAV per share.

Purchase through an Investment Broker. You may buy and sell shares of the Fund through certain brokers (and their agents, together “brokers”) that have made arrangements with the Fund.  An order placed with such a broker is treated as if it was placed directly with the Fund, and will be executed at the next share price calculated by the Fund.  Your shares will be held in the broker’s name, and the broker will maintain your individual ownership information.  The Fund or Adviser may pay the broker for maintaining these records as well as providing other shareholder services.  In addition, the broker may charge you a fee for handling your order.  The broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.

Investing by Telephone. If you have completed the “Telephone Options - Purchase Authorization” section of the Account Application, you may purchase additional shares by telephoning the Fund toll free at 866-506-7390.  This option allows investors to move money from their bank account to their Fund account upon request.  Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  The minimum telephone purchase amount is $500.  If your order is received prior to 4:00 p.m., Eastern time, shares will be purchased in your account at the applicable price determined on the day your order is placed.

Purchase by Mail.  To purchase the Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to “Alternative Strategies Mutual Fund” to:

Regular Mail	Overnight or Express Mail
Alternative Strategies Mutual Fund	Alternative Strategies Mutual Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. All purchases by check must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchase by Wire.  If you are making your first investment in the Fund, before you wire funds the Transfer Agent must have a completed Account Application.  You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  Once your account has been established, you may instruct your bank to send the wire.  Prior to sending the wire, please call the Transfer Agent at 866-506-7390 to advise them of the wire and to ensure proper credit upon receipt.  Your bank must include the name of the Fund, your name, and your account number so that monies can be correctly applied.  Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Alternative Strategies Mutual Fund
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Wired funds must be received prior to 4:00 p.m., Eastern time, to be eligible for same day pricing.  The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Subsequent Investments.  The minimum subsequent investment is $500 for Class A and Class I shares.  Shareholders will be given at least 30 days’ notice of any increase in the minimum dollar amount of subsequent investments.  You may add to your account at any time by purchasing shares by mail, by telephone or by wire.  You must call to notify the Fund at 866-506-7390 before wiring.  A remittance form, which is attached to your individual account statement, should accompany any investments made through the mail.  All purchase requests must include your shareholder account number.

Automatic Investment Plan.  For your convenience, the Fund offers an Automatic Investment Plan (“AIP”).  Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100 on a monthly basis.  In order to participate in the AIP, your bank must be a member of the ACH network.  If you wish to enroll in the AIP, complete the appropriate section in the Account Application.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date.  A fee will be charged if your bank does not honor the AIP draft for any reason.

Anti-Money Laundering Program.  Please note that the Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) and related anti-money laundering laws and regulations.  In order to ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);
•	social security or taxpayer identification number;
•	permanent street address (P.O. Box only is not acceptable); and
•	accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.  In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program.  The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your application, please contact the Transfer Agent at 866-506-7390.

How to Redeem Shares
In general, orders to sell or “redeem” shares may be placed either directly with the Fund or with the same Authorized Intermediary that placed the original purchase order in accordance with the procedures established by that institution.  Your financial institution is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds.  You may redeem part or all of your investment in the Fund’s shares on any business day that the Fund calculates its NAV.  To redeem shares of the Fund, you must contact the Fund either by mail or by phone to place a redemption order.  You should request your redemption prior to market close to obtain that day’s closing NAV.  Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Payment of Redemption Proceeds.  You may redeem your Fund shares at a price equal to the NAV next determined after the Transfer Agent receives your redemption request in good order.  Your redemption proceeds are net of any applicable deferred sales charges. Your redemption request cannot be processed on days the NYSE is closed.  Redemption proceeds with respect to all requests received in good order by the Fund before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be sent on the next business day.

A redemption request will be deemed in “good order” if it includes:

•	the shareholder’s name;

•	the name of the Fund you are redeeming;

•	the account number;

•	the share or dollar amount to be redeemed; and

•	signatures of all shareholders on the account and a signature guarantee(s), if applicable.

You may have a check sent to the address of record, proceeds may be wired to your pre-established bank account or funds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account.  In all cases, proceeds will be processed within seven calendar days after the Fund receives your redemption request.

Wire Redemption.  Wire transfers may be arranged to redeem shares.  However, the Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of shareholders.

Redemption proceeds will be sent to the address of record.  The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.

The Transfer Agent may require a signature guarantee for certain redemption requests such as redemption requests made payable to a name that is different than on the account statement or an address not on record with the Fund.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.  Signature guarantees can be obtained from banks and securities dealers, but not from a notary public.  A signature guarantee of each owner is required in the following situations:

•	if ownership is changed on your account;
•	when redemption proceeds are sent to any person, address or bank account not on record;
•	written requests to wire redemption proceeds (if not previously authorized on the account);
•	if a change of address request was received by the Transfer Agent within the last 15 days;
•	for all written redemptions in excess of $50,000 or more from any shareholder account; and
•	when establishing or modifying certain services on an account.

In addition to the situations described above, the Fund and the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Redemption by Mail.  You can execute most redemptions by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV.  Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
Alternative Strategies Mutual Fund	Alternative Strategies Mutual Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

Telephone Redemption.  If you have been authorized to perform telephone transactions (either by completing the required portion of your Account Application or by subsequent arrangement in writing with the Fund), you may redeem shares, in amounts less than $50,000, by instructing the Fund by phone at 866-506-7390.  A signature guarantee may be required of all shareholders in order to qualify for or to change telephone redemption privileges on an existing account.  Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 15 days before the redemption request.  If you have a retirement account, you may not redeem shares by telephone.

Note:  Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

•	that you correctly state your Fund account number;

•	the name in which your account is registered; or

•	the social security or taxpayer identification number under which the account is registered.

Systematic Withdrawal Program.  The Fund offers a systematic withdrawal plan (the “SWP”) whereby shareholders or their representatives may request a redemption in a predetermined amount each month or calendar quarter.  Proceeds can be sent via check to the address on the account or proceeds can be sent by electronic funds transfer via the ACH network to a designated bank account.  To start this program, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn each month or quarter is $50.  This program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.  A withdrawal under the SWP involves a redemption of Fund shares, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the distributions credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the SWP section of the Account Application.  Please call 866-506-7390 for additional information regarding the SWP.

The Fund’s Right to Redeem an Account.  The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV of the Fund or for market reasons.  The Fund will provide a shareholder with written notice 30 days prior to redeeming the shareholder’s account.

Redemption-in-Kind.  The Fund generally pays redemption proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund might pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind).

Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the NAV of the Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the NAV of the Fund being redeemed in securities instead of cash.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

Redemption Fee
Redemptions of short-term holdings may create missed opportunity costs for the Fund, as the Adviser may be unable to take or maintain positions in securities that employ certain strategies that require a longer period of time to achieve anticipated results.

For these reasons, the Fund will assess a 2.00% fee on the redemption of Fund shares held for 30 days or less.  The Fund uses the first-in, first-out (“FIFO”) method to determine the 30-day holding period.  Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account.  If this holding period is less than 30 days, the redemption fee will be assessed.  The redemption fee will be applied on redemptions of each investment made for at least a 30-day period from the date of purchase.  This fee does not apply to Fund shares acquired through reinvested distributions (net investment income and capital gains), redemptions under the SWP, or shares purchased pursuant to the AIP.

Although the Fund has the goal of applying this redemption fee to most redemptions of shares held for 30 days or less, the Fund may not always be able to track short-term trading effected through financial intermediaries in non-disclosed or omnibus accounts.  While the Fund has entered into information sharing agreements with such financial intermediaries as described under “Tools to Combat Frequent Transactions”, which require such financial intermediaries to provide the Fund with information relating to their customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries.  In addition, because the Fund is required to rely on information from the financial intermediary as to the applicable redemption fee, the Fund cannot ensure that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies.  The Fund also reserves the right to waive the redemption fee, subject to its sole discretion, in instances deemed by the Adviser not to be disadvantageous to the Fund or its shareholders and which do not indicate market timing strategies.

The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 30 days’ prior written notice of any material changes, unless otherwise provided by law.  The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Tools to Combat Frequent Transactions
The Fund is intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders.  The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps may include, among other things, monitoring trading activity and using fair value pricing procedures, as determined by the Board of Trustees, when the Adviser determines current market prices are not readily available.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.  Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.

The Fund uses a variety of techniques to monitor for and detect abusive trading practices.  These techniques may change from time to time as determined by the Fund in its sole discretion.  To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order or exchange request (but not a redemption request) in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Fund) and without prior notice.  The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Fund receives purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading.  However, the Fund will work with financial institutions as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Fund has entered into information sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Financial intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies.  However, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Other Fund Policies
If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  If you are unable to contact the Fund by telephone, you may also mail the requests to the Fund at the address listed previously in the “How to Purchase Shares” section.

Your broker-dealer or other financial institution may establish policies that differ from those of the Fund.  For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker-dealer or other financial institution for details.  Shares of the Fund have not been registered for sale outside of the United States.

Class A shares of the Fund may not be exchanged for Class I shares of the Fund.

12b-1 Fees
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act.  Under the Plan, the Fund is authorized to pay the Fund’s distributor, or such other entities as approved by the Board of Trustees, a fee for the promotion and distribution of the Fund and the provision of personal services to shareholders.  The maximum amount of the fee authorized is 0.25% of the Fund’s average daily net assets annually for each of the Class A and Class I shares.  The distributor may pay any or all amounts received under the Plan to other persons, including the Adviser, for any distribution or service activity.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.  The Fund is not currently implementing the Distribution Fee for the Class I shares of the Fund, and will give Class I shareholders 30 days’ prior written notice before implementing the Distribution Fee under the Distribution Plan.

In addition to the fees paid under the Plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including the Adviser and affiliates of the Adviser and sub-advisers, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund.  Such payments and compensation are in addition to service fees paid by the Fund, if any.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Distributions and Taxes

Distributions
The Fund will make distributions of net investment income and capital gains, if any, at least annually, typically in December.  The Fund may make additional distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive distributions of both dividends and capital gains in cash; or (2)  reinvest dividends in additional Fund shares and receive distributions of capital gains in cash.

If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

Tax Consequences
Distributions of the Fund’s net investment income (which include, but are not limited to, interest, dividends, net short-term capital gains and net gains from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income.  To the extent that the Fund’s distributions consist of “qualified dividend” income, such income may be subject to tax at the reduced rate of Federal income tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the Fund and the shareholder.

Distributions of net capital gains (net long-term capital gains less net short-term capital losses) are generally taxable as long-term capital gains regardless of the length of time a shareholder has owned Fund shares.

You will be taxed in the same manner whether you receive your distributions (whether of net investment income or capital gains) in cash or reinvest them in additional Fund shares.

Shareholders who sell, exchange or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption.  The amount of the gain or loss and the applicable rate of Federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange or redemption and how long the shares were held by a shareholder.  If you purchase Fund shares within thirty days before or after redeeming other Fund shares at a loss, all or part of that loss will be deducted and will instead increase the basis of the newly purchased shares.

Shareholders will be advised annually as to the federal tax status of all distributions made by the Fund for the preceding year.  Distributions by the Fund may also be subject to state and local taxes.  Additional tax information may be found in the SAI.

Due to the nature of the Fund’s investment strategies and expected high portfolio turnover rate, as discussed in this Prospectus, distributions of the Fund’s net investment income may likely be attributable to net short-term capital gains, and such distributions will be treated as ordinary dividend income for the purposes of income tax reporting and will not be available to offset a shareholder’s capital losses from other investments.

This section is not intended to be a full discussion of Federal tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Financial Highlights

Because the Fund has recently commenced operations, there are no financial highlights available at this time.

PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and/or
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

This page is not a part of the Prospectus

Investment Adviser
Ascentia Capital Partners, LLC
5470 Kietzke Lane, Suite 230
Reno, Nevada 89511

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, Wisconsin 53202

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Alternative Strategies Mutual Fund
series of Trust for Professional Managers

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The Fund’s SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio listings. Once available, the annual report will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 866-506-7390, on the Fund’s website www.ascentiafunds.com or by writing to:

Alternative Strategies Mutual Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You can review and copy information, including the Fund’s reports and SAI, at the SEC’s Public Reference Room in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	for a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-0213; or
•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-10401)

Statement of Additional Information

Dated:  October 14, 2008 , as supplemented October 24, 2008

Alternative Strategies Mutual Fund

Class A Shares
Class I Shares

This Statement of Additional Information (“SAI”) provides general information about the Alternative Strategies Mutual Fund (the “Fund”), a series of Trust for Professional Managers (the “Trust”).  This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus for Class A and Class I shares dated October 14, 2008 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference.  To obtain a copy of the Prospectus, please write or call the Fund at the address or telephone number below:

Alternative Strategies Mutual Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-506-7390

---------------------------------
TABLE OF CONTENTS
---------------------------------

THE TRUST	3

INVESTMENT POLICIES, STRATEGIES AND ASSOCIATED RISKS	3

FUNDAMENTAL INVESTMENT LIMITATIONS	22

MANAGEMENT OF THE FUND	24

Board of Trustees	24
Trustee Ownership of Fund Shares	25
Board Committees	26
Trustee Compensation	26
Investment Adviser	27
Sub-Advisers	27
Portfolio Managers	29
Service Providers	33

LEGAL COUNSEL	34

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	34

DISTRIBUTION OF FUND SHARES	34

12B-1 DISTRIBUTION PLAN	34

PORTFOLIO TRANSACTIONS AND BROKERAGE	35

PORTFOLIO TURNOVER	37

CODE OF ETHICS	37

PROXY VOTING PROCEDURES	37

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	38

PORTFOLIO HOLDINGS INFORMATION	38

DETERMINATION OF NET ASSET VALUE	40

PURCHASE AND REDEMPTION OF FUND SHARES	41

TAX MATTERS	43

DISTRIBUTIONS	44

FINANCIAL STATEMENTS	45

The Trust
Trust for Professional Managers is an open-end management investment company, or mutual fund, organized as a Delaware statutory trust on May 29, 2001.  The Fund is one series, or mutual fund, formed by the Trust.  The Fund is a diversified series and has its own investment objective and policies.  As of the date of this SAI, shares of twenty-one other series of the Trust are offered in separate prospectuses and statements of additional information.  The Trust may start additional series and offer shares of a new fund under the Trust at any time.  On October 28, 2004, the Trust changed its name to “Trust for Professional Managers.”  Before that time, the Trust was known as “Zodiac Trust.”

The Trust is authorized to issue an unlimited number of interests (or shares).  Interests in the Fund are represented by shares of beneficial interest each with a par value of $0.001.  Each series of the Trust has equal voting rights and liquidation rights, and are voted in the aggregate and not by the series except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interest of a particular series.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  The Trust does not normally hold annual meetings of shareholders.  The Trust’s Board of Trustees (the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

With respect to the Fund, the Trust may offer more than one class of shares.  The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, detailing the attributes of each class of the Fund, and has reserved the right to create and issue additional series or classes.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Currently, the Fund has two classes of shares –Class A and Class I.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees.  The Board of Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected.  Additionally, in the case of any liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, number of shareholders or other equitable method.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.  In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Ascentia Capital Partners, LLC (the “Adviser”) serves as the investment adviser to the Fund.

Investment Policies, Strategies and Associated Risks
The investment objective of the Fund is long term capital appreciation with low correlation to broad market indices.  The Fund is diversified.  Under applicable federal laws, the diversification of a mutual Fund’s holdings is measured at the time the Fund purchases a security.  However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets.  If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.  Then the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal laws.

There is no assurance that the Fund will achieve its investment objective.  The following discussion supplements the description of the Fund’s investment objective and principal investment strategies set forth in the Prospectus.  Except for the fundamental investment limitations listed below (see “Fundamental Investment Limitations”), the Fund’s investment strategies and policies are not fundamental and may be changed by sole action of the Board of Trustees, without shareholder approval.  While the Fund is permitted to hold securities and engage in various strategies as described hereafter, it is not obligated to do so.  The Fund’s investment objective and strategies may be changed without the approval of the Fund’s shareholders upon 30 days’ written notice to shareholders.

Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset.  Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and limitations.  In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy.  If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to Fund shareholders.  Please note, however, that the guidance referenced in the first two sentences of this paragraph does not apply to the Fund’s investments in illiquid securities or the Fund’s borrowing of money.

Equity Securities
An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company.  Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  Common stocks and preferred stocks are examples of equity securities.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Some preferred stocks may be convertible into common stock.  Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

The risks of investing in companies in general include business failure and reliance on erroneous reports.  To the extent the Fund is invested in the equity securities of small- or medium-size companies, it will be exposed to the risks of smaller sized companies.  Small- and medium-size companies, directly or indirectly, often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines or services, markets or financial resources, or are dependent on a small management group.  In addition, because these securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Preferred Stock
A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Short Sales
The Fund may seek to hedge investments or realize additional gains through short sales.  Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Fund.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian, U.S. Bank N.A. (the “Custodian”)) in a special custody account, to the extent necessary to meet margin requirements, until the short position is closed out.  The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  Short sales may, however, protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position.  However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position.  The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.  There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

The Fund also must segregate liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale).  While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.

Other Investment Companies
The Fund may invest up to 100% of its net assets in shares of other investment companies, including money market mutual funds, other mutual funds or exchange traded funds (“ETFs”).  The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.  The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act or with certain terms and conditions of applicable exemptive orders issued by the SEC and approved by the Board of Trustees.  Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.  SEC Rule 12d1-3 provides, however, that the Fund may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2 % provided the sales load and any service fee charged does not exceed limits set forth in applicable Financial Industry Regulatory Authority, Inc. (“FINRA”) rules.

If the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.  Additionally, ETFs have management fees, which increase their cost.

Foreign Investments and Currencies
The Fund may invest in securities of foreign issuers that are not publicly traded in the United States.  The Fund may also invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), foreign securities traded on a national securities market and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts (see “Forward Currency Contracts,” below).

Depositary Receipts.  The Fund may invest its assets in securities of foreign issuers in the form of depositary receipts, including ADRs, EDRs and GDRs, which are securities representing securities of foreign issuers.  A purchaser of unsponsored depositary receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  For purposes of the Fund’s investment policies, ADRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR representing ownership of common stock will be treated as common stock.

Risks of Investing in Foreign Securities.  Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations.  The Fund may invest in securities denominated in foreign currencies.  Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency.  Such changes will also affect the Fund’s income.  The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics.  Many foreign securities in which the Fund may invest could be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign exchanges and markets may be more volatile than those in the United States.  While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities.  Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.  Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters.  Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the United States.

Taxes.  The interest and dividends payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs.  To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of maintaining the custody of foreign securities is higher.

Emerging Markets.  The Fund’s investments in foreign securities may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Forward Currency Contracts.  The Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates.  A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase.  Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell.  Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

In considering whether to invest in the securities of a foreign company, the Adviser and sub-advisers consider such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.  The extent to which the Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Adviser’s or sub-adviser’s assessment of prevailing market, economic and other conditions.

U.S. Government Obligations
The Fund may invest in various types of U.S. Government obligations.  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.  Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Swap Agreements
The Fund may enter into swap agreements for purposes of attempting to gain exposure to equity or debt securities without actually purchasing those securities, or to hedge a position.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian.  The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations.  The Fund will not enter into any swap agreement unless the Adviser or a sub-adviser believes that the other party to the transaction is creditworthy.  The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

The Fund may enter into a swap agreement in circumstances where the Adviser or sub-adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index.  The counter-party to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks.  The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.

Fixed-Income Securities
The Fund may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

The Fund may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”).  Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in kind securities and strips.  Investment grade corporate bonds are those rated BBB or better by Standard & Poor’s Rating Service (“S&P”) or Baa or better by Moody’s Investors Service (“Moody’s”).  Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.  The Fund may also invest in unrated securities.

Junk Bonds.  The Fund may invest up to 25% of its net assets in junk bonds.  Junk bonds generally offer a higher current yield than that available for higher-grade issues.  However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion.  At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  There can be no assurance that such declines will not recur.  The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.  Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments.  The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However, the Adviser and sub-advisers will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.

Corporate Debt Securities.  Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status.  Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk.  Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.  Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Zero-Coupon Securities.  Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security and the issuer’s perceived credit quality.  If the issuer defaults, the holder may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Unrated Debt Securities.  Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market.  Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds.  The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Convertible Securities
The Fund may invest in convertible securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants
The Fund may invest in warrants.  A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Borrowing
The Fund may borrow money for investment purposes, which is a form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity.  Leverage will magnify changes in the Fund’s net asset value and on the Fund’s investments.  Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding.  Leverage also creates interest expenses for the Fund.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used.  Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.  The use of derivatives in connection with leverage creates the potential for significant loss.

The Fund may also borrow funds to meet redemptions or for other emergency purposes.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit.  Either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by the Fund creates an opportunity for increased net income, but at the same time, creates special risk considerations.  For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio.

Securities Lending
The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.  The value of the loaned securities may not exceed one-third of the Fund’s total net assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.  The principal risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser or a sub-adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution.  Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest.  During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Options, Futures and Other Strategies

General.  The Fund may use certain options (both traded on an exchange and over-the-counter (“OTC”)), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (“SEC”), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”).  In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations.  Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.  In addition to the instruments, strategies and risks described below and in the Prospectus, the Fund’s Adviser or sub-advisers may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Adviser and sub-advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Adviser and sub-advisers may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.  The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)           Successful use of most Financial Instruments depends upon the Adviser’s and sub-advisers’ ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser or sub-advisers may still not result in a successful transaction.  The Adviser or sub-advisers may be incorrect in their expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)           Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

(3)           As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time.  The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4)    Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Cover.  Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party.  The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its Custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the American Stock and Options Exchange (“AMEX”) and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.  By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option  This is known as a closing purchase transaction.  Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option.  This is known as a closing sale transaction.  Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when the Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counter-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists.  There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices.  An index fluctuates with changes in the market values of the securities included in the index.  Options on indices give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.  Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by the Adviser or a sub-adviser are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These positions limits may restrict the number of listed options that the Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.  When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference.  When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above.  When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices.  If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If the Fund writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant.  When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions.  The Fund may purchase and write options in combination with each other.  For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Temporary and Cash Investments
Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies as noted above.  The Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.  This may result in the Fund not achieving its investment objectives during that period.

For longer periods of time, the Fund may hold a substantial cash position.  If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested.  To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

The Fund may invest in any of the following securities and instruments:

Money Market Mutual Funds.  The Fund may invest in money market mutual funds in connection with its management of daily cash positions or as a temporary defensive measure.  Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity.  They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments.  These investments generally mature within 397 days from the date of purchase.  An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.  The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.

Your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying money market mutual fund shares.  You will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.  However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the investment objective and policies stated above and in the Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations.  The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser or a sub-adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper.  While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P or “A” or higher by Moody’s.

Asset-Backed Securities
The Fund may invest in certain types of asset-backed securities.  Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement).  Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term.  The securities are then privately placed or publicly offered.  Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement.  Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets.  The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value.  Value is also affected if any credit enhancement has been exhausted.

Mortgage-Backed Securities
The Fund may invest in mortgage-backed securities.  A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”), Federal Home Loan Banks (“FHLB”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.  FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA.  The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees.  Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Some of these obligations are supported by the full faith and credit of the U.S. Treasury.  Others are supported by the right of the issuer to borrow from the U.S. Treasury.  Others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.  Still others are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.  The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities.  Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”).  Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.  The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways.  Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities.  The Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations and are backed by the full faith and credit of the U.S. Government.  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets.  A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.  The market value of any class which consists primarily or entirely of principal payments is generally unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk.  Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield.  Whether a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise.  Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.  Market risk reflects the risk that the price of a security may fluctuate over time.  The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue.  In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund, to the extent that it is invested in such securities and desires to sell them, may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.  Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations.  Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government.  The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Restricted Securities
The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).  These securities are sometimes referred to as private placements.  Although securities that may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described below in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market.  The Fund may also purchase certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the Securities Act (“4(2) Paper”).  The Adviser and/or a sub-adviser will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees.  The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser and/or a sub-adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

When-Issued Securities
The Fund may from time to time purchase securities on a “when-issued” basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date.  Normally, the settlement date occurs within one month of the purchase.  During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund.  To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income.  While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The market value of the when-issued securities may be more or less than the purchase price.  The Fund does not believe that its net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.  The Fund will segregate liquid assets equal in value to commitments for when-issued securities, which may reduce but does not eliminate leverage.

Illiquid Securities
As a non-principal strategy, the Fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which means that there may be legal or contractual restrictions on their disposition, or that there are no readily available market quotations for such a security.  Illiquid securities present the risks that the Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired.  There are generally no restrictions on the Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act), except to the extent such securities may be considered illiquid.  Securities issued pursuant to Rule 144A of the Securities Act will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.  The Adviser or a sub-adviser is responsible for making the determination as to the liquidity of restricted securities (pursuant to the procedures adopted by the Board of Trustees).  The Fund will determine a security to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at the value at which the Fund has valued the security.  Factors considered in determining whether a security is illiquid may include, but are not limited to: the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is registered or unregistered, and the market place; whether the security has been rated by a nationally recognized statistical rating organization (“NRSRO”); the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, an analysis similar to that which would be performed by an NRSRO is performed.  If a restricted security is determined to be liquid, it will not be included within the category of illiquid securities, which may not exceed 15% of the Fund’s net assets.  Investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that the Fund, at a particular point in time may be unable to find qualified institutional buyers interested in purchasing the securities.  The Fund is permitted to sell restricted securities to qualified institutional buyers.

Fundamental Investment Limitations
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority,” as defined in the 1940 Act, of the outstanding voting securities of the Fund.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that: (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objective and strategies;

2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.	Invest more than 25% of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than U.S. Government securities);

4.
Purchase or sell real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

5.
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

6.	Make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements); or

7.
With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer (does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities, or other investment companies).

The following lists the non-fundamental investment restrictions applicable to the Fund.  These restrictions can be changed by the Board of Trustees, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

Invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid securities.  Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.  Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Management of the Fund

Board of Trustees
The management and affairs of the Fund are supervised by the Board of Trustees.  The Board of Trustees consists of three individuals.  The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard.  The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.  The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee
Independent Trustees
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Trustee	Indefinite Term; Since August 22, 2001	22	Professor and Chair, Department of Accounting, Marquette University (2004-present); Associate Professor of Accounting, Marquette University (1996-2004).	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 52	Trustee	Indefinite Term; Since August 22, 2001	22	Captain, Midwest Airlines, Inc. (airline company) (2000-present); Director, Flight Standards & Training (July 1990-December 1999).	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Interested Trustee and Officers
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Age: 46	Chairperson, President and Principal Accounting Officer and Trustee	Indefinite Term; Since August 22, 2001	22	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).
John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 50	Vice President and Treasurer	Indefinite Term, Since January 10, 2008 (Vice President) and Since September 10, 2008 (Treasurer)	N/A	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004 – Present); Mutual Fund Administrator, United Missouri Bank (2000 -2004)	NA
Michael McVoy 615 E Michigan St. Milwaukee, WI 53202 Age: 51	Chief Com-pliance Officer	Indefinite Term; Since August, 2008	N/A	Chief Compliance Officer, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Rachel A. Spearo 615 E Michigan St. Milwaukee, WI 53202 Age: 29	Secretary	Indefinite Term; Since November 15, 2005	N/A	Counsel, U.S. Bancorp Fund Services, LLC (September 2004-present).	N/A
* Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, who acts as principal underwriter to several series of the Trust, including the Fund.

Trustee Ownership of Fund Shares
As of the date of this SAI, no Trustee, including the Trustees who are not “interested” persons of the Fund, as that term is defined in the 1940 Act, beneficially owned shares of the Fund.  Furthermore, neither the Trustees who are not “interested” persons of the Fund, nor members of their immediate family, own securities beneficially, or of record, in the Adviser, the Fund’s distributor or any of its affiliates.  Accordingly, neither the Trustees who are not “interested” persons of the Fund nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Fund’s distributor or any of its affiliates.

Board Committees

Audit Committee.  The Trust has an Audit Committee, which is comprised of the independent members of the Board of Trustees, Dr. Michael D. Akers and Mr. Gary A. Drska.  The Audit Committee reviews financial statements and other audit-related matters for the Fund.  The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence.

Nomination Committee.  The Trust has a Nomination Committee, which is comprised of the independent members of the Board of Trustees, Dr. Michael D. Akers and Mr. Gary A. Drska.  The Nomination Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.  There are no policies in place regarding nominees recommended by shareholders.

Valuation Committee.  The Trust has a Valuation Committee.  The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board.  The Valuation Committee is currently comprised of Mr. Neuberger and Mr. John Buckel and Ms. Jennifer Lima, who serve as officers of the Trust.  The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

As the Fund is new, none of the Trust’s Committees have met with respect to the Fund.

Trustee Compensation
For their service, the Independent Trustees will receive a retainer fee of $15,000 per year, $1,000 for each in-person Board meeting and $500 for each telephonic Board meeting of the Trust, as well as reimbursement for expenses incurred in connection with attendance at board meetings. Interested Trustees do not receive any compensation for their service as Trustee.  Because the Fund has recently commenced operations, the following compensation figures represent estimates for the current fiscal year ending February 28, 2009:

Name of Person/Position	Aggregate Compensation From the Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex[2] Paid to Trustees
Dr. Michael D. Akers, Trustee	$875	None	None	$4,000
Gary A. Drska, Trustee	$875	None	None	$4,000
Joseph C. Neuberger, Trustee	None	None	None	None

1      Estimated for the fiscal year ending February 28, 2009.

2      There are currently twenty-one other portfolios comprising the Trust.  The term “Fund Complex” applies only to the Fund.  For informational purposes, however, these figures represent payments from the entire Trust based on estimates for the current fiscal year ending February 28, 2009.

Investment Adviser
As stated in the Prospectus, investment advisory services are provided to the Fund by Ascentia Capital Partners, LLC, 5470 Kietzek Lane, Suite 230, Reno, NV 89511, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).  Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Fund and performing oversight of the Fund’s sub-advisers as described below.  Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

After an initial period of two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.  The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days’, nor less than 30 days’, written notice when authorized either by a majority vote of the applicable Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser on not more than 60 days’, nor less than 30 days’, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee of 1.95% per annum of the Fund’s average net assets computed daily and paid monthly.  However, the Adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis, including additional fees above and beyond any written agreement the Adviser may have to waive fees and/or reimburse Fund expenses.

Fund Expenses.  The Fund is responsible for its own operating expenses.  The Adviser has contractually agreed in writing to reduce fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding interest and tax expenses) to the limits set forth in the “Expense Table” of the Prospectus.  Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years from the date the expense was incurred.  Any such reimbursement is also contingent upon the Board of Trustees’ subsequent review and ratification of the reimbursed amounts.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

Sub-Advisers

As discussed in the prospectus, Adagio Capital Management, LLC (“Adagio Capital Management”), Research Affiliates, LLC (“Research Affiliates”), REX Capital Advisors, LLC and Sage Capital Management, LLC (“Sage Capital”) are the sub-advisers to the Fund.  It is the Adviser’s responsibility to select sub-advisers for the Fund that have distinguished themselves in their areas of expertise in asset management and to review each sub-adviser’s performance.

The Adviser provides investment management evaluation services by performing initial due diligence on each sub-adviser and thereafter monitoring the sub-advisers’ performance for compliance with the Fund’s investment objective and strategies, as well as adherence to its investment style.  The Adviser also conducts performance evaluations through in-person, telephonic and written consultations.  In evaluating the sub-advisers, the Adviser considers, among other factors: their level of expertise; relative performance and consistency of performance over a minimum period of time; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications.

The Adviser has the responsibility for portfolio management, communicating performance expectations and evaluations to the sub-advisers and ultimately recommending to the Board of Trustees whether their sub-advisory agreements should be renewed, modified or terminated.  The Adviser provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions.  The Fund has filed an exemptive request with the SEC that, if approved, will permit the Adviser, subject to certain conditions, to hire new sub-advisers or to continue the employment of existing sub-advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement.  Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change.  This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder.

The Adviser is also responsible for conducting all operations of the Fund, except those operations contracted to the sub-advisers, the Custodian, the transfer agent or the administrator.  Although the sub-advisers’ activities are subject to oversight by the Board of Trustees and the officers of the Trust, neither the Board of Trustees, the officers nor the Adviser evaluate the investment merits of the sub-advisers’ individual security selections.  The sub-advisers have complete discretion to purchase, manage and sell portfolio securities for the portions of the Fund’s portfolio that they manage, subject to the Fund’s investment objective, policies and limitations, and the oversight of the Fund’s portfolio manager.

Adagio Capital Management
The Adviser has entered into a sub-advisory agreement with Adagio Capital Management to manage a portion of the Fund’s assets using the international strategy.   Adagio Capital Management is located at 730 Sandhill Road, Suite 310, Reno, NV 89521, and is a registered investment adviser.  Adagio Capital Management provides investment management and consulting services to clients of its parent company, Adagio Trust Company.  Adagio Trust Company is a multi-family office trust company with offices in Reno and Las Vegas, Nevada that advises select wealthy families with respect to approximately $400 million in assets.  As of the date of this Prospectus, Adagio Captial Management manages over $360 million in assets.

Research Affiliates
The Adviser has entered into a sub-advisory agreement with Research Affiliates to manage a portion of the Fund’s assets using the long/short equity strategy.   Research Affilates is located at 155 N. Lake Avenue, Pasdena, CA 91101, and is a registered investment adviser.  Dedicated to solving complex investment issues, Research Affiliates creates innovative strategies that respond to the current needs of the market. Reasearch Affiliates offers proprietary solutions in the areas of active asset allocation, optimal portfolio construction, equity indexation, and enhanced equity indexation.  Research Affiliates is controlled by the Arnott Family Trust.  As of the date of this Prospectus, assets managed using Research Affiliates investment strategies exceed $30 billion.

REX Capital Advisors
The Adviser has entered into a sub-advisory agreement with REX Capital Advisors, LLC to manage a portion of the Fund’s assets using the commodity index arbitrage strategy.  REX Capital Advisors is located at 2 World Financial Center, Suite L206/L207 , New York, New York 10281 , and is a SEC registered investment adviser and a NFA registered commodity trading adviser.  REX Capital Advisors provides institutional investors, such as endowments, pension funds, commodity pools and funds of funds, and high net worth individuals with a managed exposure to commodities markets.  REX Capital Advisors and its affiliates includes REX Capital, LLC, a NFA registered commodity pool operator, and REX Trading, LLC, a New York Board of Trade Continuous Commodity Index market maker and arbitrageur.  REX Capital Advisors and its affiliates have over 15 years of experience in the commodities industry.   Its investment strategy is based upon an investment methodology that was developed by REX Trading.  Commodity investments are not part of the traditional investment classes such as stocks or bonds, yet provide investors with the ability to diversify portfolio assets with an asset class that is not correlated with equities and fixed income securities.  As of the date of this Prospectus, affiliates of REX Capital Advisors managed over $30 million in assets.

Sage Capital Management
The Adviser has entered into a sub-advisory agreement with Sage Capital Management to manage a portion of the Fund’s assets using the convertible arbitrage strategy.  Sage Capital is located at 665 South Orange Avenue, Suite 3, Sarasota, FL 34236, and is a registered investment adviser.  Sage Capital manages a variety of domestic limited partnership funds that are open to both individual and institutional investors and a number of separately managed accounts. Sage Capital was founded in 1988 for the purpose of investing client capital in convertible securities, both on a strategic directional and arbitrage basis.  Sage Capital Management is controlled by Mr. Peter deLisser, the firm’s Chief Executive Officer, and Ms. Karen Heston, the firm’s Vice President.  As of the date of this Prospectus, Sage Capital manages over $157 million in assets.

The Adviser compensates the Fund’s sub-advisers out of the investment advisory fee it receives from the Fund as shown in the following table:

Sub-advisory Fees (as a percentage of average daily net assets)
Adagio Capital Management 0.80% on all assets attributable to the sub-adviser’s international strategy	Research Affiliates 1.95% on all assets attributable to the sub-adviser’s long/short equity strategy
Rex Capital 1.95% on all assets attributable to the sub-adviser’s commodity index arbitrage strategy	Sage Capital Management 1.25% on all assets attributable to the sub-adviser’s convertible arbitrage strategy

Portfolio Managers
The following section provides information regarding each Portfolio Manager’s other accounts managed, compensation, material conflicts of interests, and any ownership of securities in the Fund.  The Portfolio Managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the Portfolio Managers or their firms against one another.  Each firm is a separate entity that may employ different compensation structures, and may have different management requirements, and each Portfolio Manager may be affected by different conflicts of interest.

Ascentia Capital Partners, LLC
Peter W. Lowden is the Chief Investment Officer of the Adviser and is primarily responsible for the day-to-day management of the segment of the Fund’s portfolio managed by the Adviser.  Mr. Lowden joined the Adviser in February 2007.  He has over 17 years of experience in investment management as well as extensive experience in the quantitative, fundamental and technical aspects of the securities markets with a specific emphasis on alternative portfolio management.  From 2000 to 2007, Mr. Lowden was a Principal and Vice President of Investments for Schultz Financial.  He was also the Chairman of the Investment Committee and responsible for the development and communication of the firm’s investment strategy, as well as all client asset allocations and investment recommendations.  Mr. Lowden has a Bachelor’s Degree from the University of Colorado and is a member of the CFA Institute.

Adagio Capital Management, LLC
David L. Holmes is the Portfolio Manager primarily responsible for the day-to-day management of the segment of the Fund’s assets managed by Adagio Captial Management.  Mr. Holmes is President and Chief Investment Officer of Adagio Capital Management and Adagio Trust Company, and has been with the firm since its organization in 2000.  Prior to joining Adagio Capital Management, Mr. Holmes was a portfolio manager for the Whittier Trust from 1995 to 2000.

Research Affiliates, LLC
Robert D. Arnott and Jason Hsu, PhD are the co-Portfolio Managers primarily responsible for the day-to-day management of the segment of the Fund’s assets managed by Research Affiliates.  Mr. Arnott is Chairman of Research Affiliates and has been with the firm since 2002.  Dr. Hsu is a Principal and Director of Research and Investment Management and has been with the firm since inception.

REX Capital Advisors, LLC
Jonathan Kleisner and David Schelhorn are the co-portfolio managers for the segment of the Fund’s assets managed by REX Capital Advisors.  Mr. Kleisner is Principal and Managing Director of Investment Strategies of REX Capital Advisors and co-founded REX Trading, LLC, a commodity index arbitrage company, with Mr. Schelhorn and Fred J. Kleisner, in 1998.  Mr. Kleisner is an active member of the New York Board of Trade (“NYBOT”), and serves on many of its committees.  Mr. Kleisner has been a member of the CRB Advisory Committee since its inception.  In 2001, he sat on the advisory panel for the S&P Commodity Index when it traded on the NYBOT.  He also worked closely with Reuters and NYBOT to create the Continuous Commodity Index (“CCI”).

Mr. Schelhorn is a Principal and Managing Director of Investment Strategies of REX Capital, and co-founded Rex Trading LLC in 1998.  Mr. Schelhorn is an active member of NYBOT serving on the Index Products and Settlement Committees.  Formerly Mr. Schelhorn served on the New York Futures Exchange Board of Directors, Index Products, Executive Floor, and Settlement Committees.  Mr. Schelhorn has extensive experience building and modifying Commodity Indexes. He was the Chairman of the CRB Advisory Committee. Mr. Schelhorn sat on the advisory panel for the S&P Commodity Index and was involved with the Reuter/Jeffries CRB conversion. He also advised Reuters and NYBOT on the creation of the CCI.  Mr. Kleisner and Mr. Schelhorn are also active in Futures and Options for Kids, NYBOT’s charitable foundation which raises funds to meet the needs of children in the areas of health, education, and welfare.

Sage Capital Management, LLC
Peter deLisser, Karen Heston and Michael C. Ippolito, CFA are the co-Portfolio Managers primarily responsible for the day-to-day management of the segment of the Fund’s assets managed by Sage Capital.  Mr. deLisser founded Sage Capital in 1988 and is the President and Senior Partner of the firm.  Ms. Heston is the Chief Investment Officer for Sage Capital and has been with the firm since 1993.  Mr. Ippolito serves as a Portfolio Manager and Senior Research Analyst for Sage Capital, and joined the firm in July of 1999.

Other Accounts Managed by the Portfolio Managers
The table below identifies, for each Portfolio Manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  To the extent that the advisory fees for any of these accounts are based on account performance, this information is reflected in separate tables below.  Asset amounts are approximate as of the date of this SAI, and have been rounded.

Fund and Portfolio Manager (Firm)	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

Peter W. Lowden	40	$7 million	1	$7.5 million	0	$0
David L. Holmes (Adagio)	109	$360 million	0	$0	0	$0
Robert D. Arnott (Research Affiliates)	16	$16.9 billion	9	$917.9 million	12	$663.2 million
Jason Hsu (Research Affiliates)	16	$16.9 billion	9	$917.9 million	12	$663.2 million
Jonathan Kleisner (REX Capital)	0	$0	0	$0	1	$7 million
David Schelhorn (REX Capital)	0	$0	0	$0	1	$7 million
Peter deLisser (Sage Capital)	0	$0	7	$157 million	0	$0
Karen Heston (Sage Capital)	0	$0	7	$157 million	0	$0
Michael Ippolito (Sage Capital)	0	$0	7	$157 million	0	$0

The following table reflects information regarding accounts for which a Portfolio Manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. The Fund’s Portfolio Managers not listed below reported that they do not provide day-to-day management of accounts with performance-based advisory fees.  Asset amounts are approximate as of the date of this SAI, and have been rounded.

Fund and Portfolio Manager (Firm)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Peter W. Lowden	N/A	N/A	1	$7.5 million	0	$0
Robert D. Arnott (Research Affiliates)	N/A	N/A	9	$917.9 million	1	$20.3 million
Jason Hsu (Research Affiliates)	N/A	N/A	9	$917.9 million	1	$20.3 million
Jonathan Kleisner (REX Capital)	N/A	N/A	N/A	N/A	1	$7 million
David Schelhorn (REX Capital)	N/A	N/A	N/A	N/A	1	$7 million
Peter deLisser (Sage Capital)	N/A	N/A	1	$2 million	N/A	N/A
Karen Heston (Sage Capital)	N/A	N/A	1	$2 million	N/A	N/A
Michael Ippolito (Sage Capital)	N/A	N/A	1	$2 million	N/A	N/A

Material Conflicts of Interest
Actual or apparent material conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances.  Portfolio Managers who manage other investment accounts in addition to the Fund may be presented with the potential conflicts described below.

Ascentia Capital Partners, LLC
The Adviser offers separately managed accounts and limited partnerships in addition to the Fund.  Some of these offerings include portfolios of investments substantially identical to the Fund, which could create certain conflicts of interest.  As the Fund and any separate accounts managed similarly to the Fund will be managed concurrently, all portfolio transactions will be implemented according to the Adviser’s trade allocation procedures.  These procedures, among other things, ensure that all trades allocated to advisory clients (including the Fund) fulfill the Adviser’s fiduciary duty to each client and otherwise allocate securities on a basis that is fair and nondiscriminatory.  Such procedures are generally applied in numerous instances, including, among other things, block and bunched trades, cross transactions and private placements.  In determining a fair allocation, the Adviser takes into account a number of factors, including among other things, the Adviser’s fiduciary duty to each client, any potential conflicts of interest, the size of the transaction, the relative size of a client’s portfolio, cash available for investment, suitability as well as each client’s investment objectives.

Adagio Capital Management, LLC
Adagio Capital Management may manage direct client accounts with investment strategies similar to that of the Fund.  Adagio Capital Management has adopted trade allocation procedures to ensure fair and equitable allocation of securities and prices to accounts.   Orders of the same securities are placed for execution at approximately the same time.  A fair and equitable allocation is assured by using a percentage allocation method based on the size of each account order compared to the total transaction.  In the case where the total of the order is not executed, each account is allocated its percentage of the transaction.

Research Affiliates, LLC
Although Research Affiliates manages other accounts that may have similar investment objectives or strategies to that of the Fund for which it provides portfolio management services, Research Affiliates believes that no material conflicts currently exist.

REX Capital Advisors, LLC
REX Capital Advisors and its affiliates include REX Capital, LLC, an NFA registered commodity pool operator and REX Trading, LLC, a New York Board of Trade Continuous Commodity Index (CCI) market maker and arbitrageur.  REX Capital Advisors and REX Capital, LLC are comprised of four principals, Messrs. Jonathan Kleisner, David Schelhorn, Fred J. Kleisner and Richard Diegnan.  REX Trading, LLC is comprised of three principals, Messrs. Jonathan Kleisner, Fred J. Kleisner and David Schelhorn.

Conflicts of interest are avoided in the manner described in this paragraph. REX Capital Advisors, LLC and REX Trading, LLC each utilize separate futures commission merchants.  Messrs. Kleisner and Schelhorn manage the commodity positions for the affiliated entities.  However, a single manager will not manage both positions simultaneously.  REX Capital, LLC is the general partner of REX Capital Partners, L.P., a commodities futures fund.  REX Capital Advisors, LLC is the investment adviser to REX Capital, LLC and will be responsible for managing the commodity investments of the commodities futures fund.  Accordingly, to the extent that managed accounts being managed by REX Capital Advisors, LLC utilize the same investment methodology as the commodities futures fund, each individual client will have its own investment account.  REX Capital, LLC and REX Capital Advisors, LLC utilize an independent third party administrator, Caledonian Global Fund Services, LLC, to maintain operational transparency and independent oversight in the management and tracking of each individual client’s investment account.

Sage Capital Management, LLC
Sage Capital may manage and invest in other accounts, some with investment strategies similar to the Fund.  Sage Capital does not receive performance based fees for other accounts managed.  Trades are allocated on a pro-rata basis to all similarly managed investment vehicles based on account size and cash availability.

Portfolio Managers’ Compensation
The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, and retirement plans and arrangements) for each of the Fund’s Portfolio Managers.

Ascentia Capital Partners, LLC
The Portfolio Manager’s compensation is a fixed salary that is set by reference to industry standards.  Bonuses paid to the Portfolio Manager are based on the profitability of the Adviser and the Portfolio Manager’s equity ownership in the Adviser.

Adagio Capital Management, LLC
The Portfolio Manager’s compensation is a fixed salary that is set by reference to industry standards and profitability of the firm.  Bonuses paid to the Portfolio Manager are based on the overall profitability of Adagio Capital Management.  The Portfolio Manager is also eligible for the firm’s retirement plan.

Research Affiliates, LLC
Portfolio Managers receive a base salary plus incentive bonus.  Base salaries are within industry averages for similar positions.  Portfolio Managers participate in the success of Research Affiliates pursuant to an incentive bonus plan.  It is intended that the total compensation of the firm’s professional staff both reflect the success of the firm and the employee’s individual contribution to the firm’s success.  The incentive bonus plan is not based on the performance of any accounts managed by Research Affiliates.

REX Capital
The Portfolio Managers are the owners of the firm, which is a Delaware limited liability company.  As owners of the firm, the Portfolio Managers are entitled to a percentage share of the firm’s profits and losses based on the firm’s limited liability company agreement.

Sage Capital Management, LLC
As a member of the firm, which is a Florida limited liability company, each Portfolio Manager receives compensation in the form of a percentage of all management and incentive fees collected on an ongoing basis.

Portfolio Managers’ Ownership of the Funds
As of the date of this SAI, the Portfolio Managers do not own any securities in the Fund.

Service Providers
Pursuant to an Administration Agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202 (the “Administrator”), acts as administrator for the Fund.  The Administrator provides certain administrative services to the Fund, including, among other responsibilities: coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value (“NAV”) and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy or for any matter pertaining to the distribution of Fund shares.  Pursuant to the Administration Agreement, for its services, the Administrator receives from the Fund a fee computed daily and payable monthly based on the Fund’s average net assets at the annual rate of 0.12% on the first $50 million of Fund assets, 0.08% on the next $250 million of Fund assets and 0.05% on the balance, all subject to an annual minimum fee of $30,000, plus out-of-pocket expenses.  The Administrator also acts as fund accountant, transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements.

The Custodian, U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, LLC, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses.  The Custodian’s address is 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.  The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.

Legal Counsel
Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, WI 53202 serves as counsel to the Fund.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 555 East Wells Street, Milwaukee, WI 53202, serves as the independent registered public accounting firm of the Fund.

Distribution of Fund Shares
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), 615 E. Michigan Street, Milwaukee, WI 53202, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares.  The offering of the Fund’s shares is continuous.  The Distributor is a registered broker-dealer and member of FINRA.

The Distribution Agreement has an initial term of two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

12b-1 Distribution Plan
As noted in the Prospectus, the Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended (the “Distribution Plan”), on behalf of the Fund.  Under the Distribution Plan, the Fund pays a fee to the Distributor for distribution services (the “Distribution Fee”) at an annual rate of 0.25% of the Fund’s average daily net assets for each of the Class A and Class I shares.  The Distribution Plan provides that the Adviser may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of shares of the Fund, subject to the terms of the Distribution Plan, or to provide certain shareholder services.  The Fund is not currently implementing the Distribution Fee for the Class I shares of the Fund, and will give Class I shareholders 30 days’ prior written notice before implementing the Distribution Fee under the Distribution Plan.

The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred.  Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan.  For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distributor may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating broker-dealers and selling personnel engaged in the distribution of Fund shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to the Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

The Distribution Plan provides that it will continue from year-to-year upon approval by the majority vote of the Board of Trustees, including a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, currently cast in person at a meeting called for that purpose.  It is also required that the trustees who are not “interested persons” of the Fund, select and nominate all other trustees who are not “interested persons” of the Fund.  The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund shares outstanding.  All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board of Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distribution Plan requires that the Distributor provide to the Board of Trustees, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan.  The Distributor is also required to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Distribution Plan should be continued.  With the exception of the Adviser, no “interested person” of the Fund, as defined in the 1940 Act, and no Qualified Trustee of the Fund has or had a direct or indirect financial interest in the Distribution Plan or any related agreement.

As noted above, the Distribution Plan provides for the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Fund shares.  The payments made by the Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Fund through the financial intermediaries.  These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund’s shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund.  In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge.  In connection with its participation in such platforms, the Adviser may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares.  In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

Portfolio Transactions and Brokerage
Pursuant to the Advisory Agreement, the Adviser, together with the sub-advisers, determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.  Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser and the sub-advisers, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere.  Dealers usually act as principal for their own accounts.  Purchases from dealers will include a spread between the bid and the asked price.  If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser and sub-advisers will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser and sub-advisers that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other brokerage services in addition to execution services.  The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser and sub-advisers, even if the specific services are not directly useful to the Fund and may be useful to the Adviser and sub-advisers in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

Investment decisions for the Fund may or may not be made independently from those of other client accounts of the Adviser and sub-advisers. In certain instances, investment decisions will be made similar to other accounts managed.  In the case where the Fund uses similar strategies, applicable procedures will be taken to ensure trading allocations will be handled fairly and abide by all appropriate rules and regulations.   Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts.  In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.  Notwithstanding the above, the Adviser and sub-advisers may execute buy and sell orders for accounts and take action in performance of their duties with respect to any of their accounts that may differ from actions taken with respect to another account, so long as the Adviser and sub-advisers shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

The Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year.  As the Fund is new, no such securities had been acquired by the Fund as of the date of the SAI and there are no brokerage commissions to report.

Portfolio Turnover
Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser and the sub-advisers, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the fiscal year by (ii) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs, could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income tax rates (as high as 35%) and could increase brokerage commission costs.  To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund and may result in a greater number of taxable transactions.

Code of Ethics
The Fund, the Adviser, sub-advisers, and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes permit, subject to certain conditions, personnel of the Adviser, sub-advisers and Distributor to invest in securities that may be purchased or held by the Fund.

Proxy Voting Procedures
The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Fund as part of its investment advisory services, subject to the supervision and oversight of the Board of Trustees.  The Proxy Voting Policies of the Adviser are discussed below. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Fund’s investments.

Policies of the Adviser
It is the Adviser’s policy to vote proxies received by the Fund in a timely manner.  Upon receiving each proxy, the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted.  The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy.  The Adviser generally supports policies, plans and structures that it believes gives quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners.  Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

The Adviser’s duty is to vote in the best interests of the Fund’s shareholders.  Therefore, in situations where there is a conflict of interest between the interests of the Adviser and the interests of the Fund, the Adviser will take one of the following steps to resolve the conflict:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on the part of the Adviser;

2.	Disclose the conflict to the Independent Trustees and obtain their direction on how to vote the proxy; or

3.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service.

In the event of a conflict between the interests of the Adviser and the Fund, the Adviser’s policies provide that the conflict may be disclosed to the Board of Trustees or its delegate, who shall provide direction on how to vote the proxy.  The Board of Trustees has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case shall be determined by a majority of the Independent Trustees.

More Information.  The actual voting records relating to portfolio securities during the 12-month period ended June 30th will be available without charge, upon request, by calling toll-free, 1-800-SEC-0330 or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) and related anti-money laundering laws and regulations.  To ensure compliance with these laws, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; and a complete and thorough review of all new account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information
The Trust, on behalf of the Fund, has adopted portfolio holdings disclosure policies (“Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund.  The Adviser has also adopted the Portfolio Holdings Policies.  Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Portfolio Holdings Policies.  The Adviser and the Board of Trustees considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Portfolio Holdings Policies.  The Adviser and the Board of Trustees also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, the sub-advisers, Distributor or any other affiliated person of the Fund.  After due consideration, the Adviser and the Board of Trustees determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Portfolio Holdings Policies.  The Board of Trustees also authorized the Adviser or appointed officers to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board of Trustees exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Policies, codes of ethics and other relevant policies of the Fund and its service providers by the Trust’s Chief Compliance Officer (the “CCO”), (2) by considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) and (3) by considering approval of any amendment to these Portfolio Holdings Policies.  The Board of Trustees reserves the right to amend the Portfolio Holdings Policies at any time without prior notice in its sole discretion.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

The Adviser may not receive compensation in connection with the disclosure of information about Fund portfolio securities.  In the event of a conflict between the interests of the Fund and the interests of the Adviser or an affiliated person of the Adviser, the CCO of the Adviser, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board of Trustees at the end of the quarter in which such determination was made.  Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed:  the Administrator; the Fund’s accountant; the Custodian; the Transfer Agent; the Fund’s independent auditor; counsel to the Fund or the trustees (current parties are identified in this SAI); broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities); and regulatory authorities.  Portfolio holdings information not publicly available with the SEC may only be provided to additional third parties, in accordance with the Portfolio Holdings Policies, when the Fund has a legitimate business purpose, and the third party recipient is subject to a confidentiality agreement.  Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC.  Portfolio holdings disclosure may be approved under the Portfolio Holdings Policies by the Trust’s CCO, Treasurer or President.

In no event shall the Adviser, its affiliates or employees, or the Fund or any sub-adviser receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Portfolio Holdings Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

Determination of Net Asset Value
The price of the Fund’s shares is based on the Fund’s NAV.  The NAV of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) each business day.  The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in that announcement.

The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the applicable Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board of Trustees.

The Fund’s securities, including depositary receipts, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.

Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser and/or the sub-adviser to be the primary market.  Securities primarily traded on the NASDAQ Stock Market (“NASDAQ”) shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities that are not traded on NASDAQ shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  Short-term debt obligations with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices.  An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices.  If an options exchange closes after the time at which the Fund’s NAV is calculated, the last sale or the mean of the last bid and asked prices as of that time will be used to calculate the NAV.

All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

Purchase and Redemption of Fund Shares

Purchase of Shares
Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized investment dealers, as described in the Prospectus, or directly from the Fund.  The Fund may authorize one or more brokers to accept purchase orders on a shareholder’s behalf.  Brokers are authorized to designate intermediaries to accept orders on the Fund’s behalf.  An order is deemed to be received when an authorized broker or agent accepts the order.

Orders received by dealers other than authorized brokers or agents by the close of trading on the NYSE on a business day that are transmitted to the Fund by 4:00 p.m., Eastern time, on that day will be effected at the NAV per share determined as of the close of trading on the NYSE on that day.  Otherwise, the orders will be processed at the next determined price.  It is the dealer’s responsibility to transmit orders so that they will be received by the Fund before 4:00 p.m., Eastern time.

Purchase Requests Must be Received in Good Order

Your share price will be the next NAV per share calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order.  “Good order” means that your purchase request includes:

•	the name of the Fund;
•	the dollar amount of shares to be purchased;
•	your account application or investment stub; and
•	a check payable to “Alternative Strategies Mutual Fund.”

All purchase requests received in good order before 4:00 p.m., Eastern time, will be processed on that same day.  Purchase requests received after 4:00 p.m., Eastern time, will receive the next business day’s NAV per share.

Sales Charge on Class A Shares.  If you purchase Class A shares of the Fund you will pay an initial sales charge of 5.75% when you invest unless you qualify for a reduction or waiver of the sales charge.  The sales charge for the Fund is calculated as follows*:

Amount of Transaction	Sales Charge as % of Public Offering Price(1)	Sales Charge as % of Net Amount Invested	Dealer Reallowance as a Percentage of Public Offering Price
Less than $100,000	5.75%	6.10%	5.75%
$100,000 but less than $250,000	4.50%	4.71%	4.50%
$250,000 but less than $500,000	3.50%	3.63%	3.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.50%
$1,000,000 or more(2)	0.00%	0.00%	0.00%
*
The dollar amount of the sales charge is the difference between the offering price and net asset value at the time the sales load is paid.  Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

(1)
Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2)
Class A shares that are purchased at net asset value in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge (“CDSC”) if they are redeemed within twelve months from the date of purchase.  See “More About Class A Shares” for further information.

Breakpoints/Volume Discounts and Sales Charge Waivers

Please read the Fund’s Prospectuses for information on breakpoints, volume discounts, and sales charge waivers, if any.

Redemption of Shares
To redeem shares, shareholders may send a written request in “good order” to:

Alternative Strategies Mutual Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
866-506-7390

A redemption request will be deemed in “good order” if it includes:

•	the shareholder’s name;
•	the name of the Fund;
•	the account number;
•	the share or dollar amount to be redeemed; and
•	signatures by all shareholders on the account (with signature(s) guaranteed if applicable).

Redemption proceeds will be sent to the address of record.  If the redemption proceeds are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed.  Signature guarantees can be obtained from banks and securities dealers, but not from a notary public.  The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.

A signature guarantee of each owner is required in the following situations:

•	if ownership is changed on your account;
•	when redemption proceeds are sent to any person, address or bank account not on record;
•	written requests to wire redemption proceeds (if not previously authorized on the account);
•	if a change of address request was received by the Transfer Agent within the last 15 days;
•	for all written redemptions in excess of $50,000 from any shareholder account; and
•	when establishing or modifying certain services on an account.

In addition to the situations described above, the Fund and the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

The Fund does not accept signatures authenticated by a notary public.

The Fund and the Transfer Agent have adopted standards for accepting signature guarantees from banks and securities dealers.  The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program.  The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption Fee
As discussed in the Prospectus, the Fund will assess a 2.00% fee on redemptions of Class A and Class I shares that are held for 30 days or less.  This fee will not be imposed on Fund shares acquired through the reinvestment of distributions and may not be applicable to certain qualified accounts held by financial intermediaries, as well as under other circumstances.  In determining whether a redemption fee will be imposed, it will be assumed that the redemption is made on shares that have been held the longest.  This is commonly referred to as “first-in, first-out.”  This will result in you paying the lowest redemption fee possible or no redemption fee at all.  The Fund reserves the right to change the terms and amount of this fee upon at least 30 days’ notice to shareholders.

Redemption in-Kind
The Fund does not intend to redeem shares in any form except cash.  The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests of a certain amount.  Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of the Fund in securities instead of cash.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

Tax Matters
Each series of the Trust is treated as a separate entity for federal income tax purposes.  The Fund, as a series of the Trust, intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions.  The Fund’s policy is to distribute to its shareholders all of its net investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes based on net income.  However, the Fund can give no assurances that its anticipated distributions will be sufficient to eliminate all taxes.  If the Fund does not qualify as a regulated investment company, it would be taxed as a corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than through the Fund.  If the Fund fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax, the Fund will be subject to a 4% excise tax.

Net investment income generally consists of interest, dividends and short-term capital gains, less expenses.  Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

Distributions of net investment income are taxable to shareholders as ordinary income.  For individual shareholders, a portion of the distributions paid by the Fund may consist of qualified dividends eligible for taxation at the rate applicable to long-term capital gains to the extent the Fund designates the amount distributed as a qualified dividend and the shareholder meets certain holding period requirements with respect to his or her Fund shares.  In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designates the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its Fund shares.  The aggregate amount so designated to either individuals or corporate shareholders cannot, however, exceed the aggregate amount of such dividends received by the Fund for its taxable year.  In view of the Fund’s investment policies, it is expected that part of the distributions by the Fund may be eligible for the qualified dividend income treatment for individual shareholders and the dividends-received deduction for corporate shareholders.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held.  Capital gains distributions are not eligible for the qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash.  Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.  Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

A redemption of Fund shares may result in recognition of a taxable gain or loss.  Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains received on those shares.  Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct Taxpayer Identification Number and certain certifications or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate of 28% for U.S. residents.  Generally, tax-exempt dividends are not subject to back-up withholding.

Foreign taxpayers (including nonresident aliens) are generally subject to a flat withholding rate of 30% on U.S. source income.  This withholding rate may be lower under the terms of a tax convention.

This discussion and the related discussion in the Prospectus have been prepared by Fund management, and counsel to the Fund has expressed no opinion in respect thereof.

This section is not intended to be a full discussion of Federal tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations to a particular investor.  You are urged to consult your own tax adviser.

Distributions
The Fund will receive income in the form of dividends and interest earned on its investments in securities.  This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

The amount of the Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees.  The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities.  Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from, generally, the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of the distributions of net investment income giving rise to ordinary income.  If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain.  After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from, generally, the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders.  For more information concerning applicable capital gains tax rates, see your tax adviser.

Any distribution paid by the Fund reduces the Fund’s NAV per share on the date paid by the amount of the distribution per share.  Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated.  Investors have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing; however, any such change will be effective only as to distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

Financial Statements
As the Fund has recently commenced operations, there are no financial statements available at this time.